IVY FUNDS
Delaware Ivy Pictet Targeted Return Bond Fund
(formerly, Ivy Pictet Targeted Return Bond Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of a portfolio manager of Delaware Management Company (Manager), a series of Macquarie Investment Management Business Trust and the Fund’s investment advisor, for the Fund. In addition, the Board approved appointing affiliated sub-advisors of the Manager, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL), to provide discretionary investment management services in a sub-advisory capacity and appointing a MIMGL portfolio manager as a new Fund portfolio manager. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board voted to approve applicable revisions to the Fund’s investment strategies and benchmark, all to take effect on or about November 15, 2021, approximately sixty (60) days after the date of this Supplement (Effective Date).

The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

Upon the Effective Date, all references to the Fund name will be changed to “Delaware Ivy Total Return Bond Fund” and all applicable references to the current sub-advisor are replaced with references to the new portfolio management team of Delaware Management Company and MIMGL. In addition, the Fund’s investment strategies will change and the Fund will be repositioned as a diversified global bond (Repositioning). The following is a summary of certain changes that will be made on the Effective Date as a result of the Repositioning:

Change	Current	Effective Date
Type of Fund	Nondiversified global bond	Diversified global bond
Benchmark	Bloomberg Barclays US Treasury Bills: 1-3 Month Index	Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD
Investment management	Investment manager: Delaware Management Company Portfolio managers: Andres Sanchez Balcazar, David Bopp Ella Hoxha, Ossi Valtanen, and Filip Vojnic-Zelic Sub-advisors: Pictet Asset Management SA
Investment manager:
Delaware Management Company

Portfolio managers:
Andrew Vonthethoff, CFA of Delaware Management Company

Matthew Mulcahy of Macquarie Investment Management Global Limited (MIMGL)

Sub-advisors:
MIMGL

Macquarie Investment Management Austria Kapitalanlage (MIMAK) Macquarie Investment Management Europe Limited (MIMEL)

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 14, 2021.